SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16,1997

                      BANC ONE HOME EQUITY LOAN TRUST 1996-A
(Exact name of registrant as specified in its charter)


          New York                   333-03911-01                  36-7151628
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)            Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                      60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

On behalf of Banc One Home Equity Loan Trust 1996-A, a Trust created pursuat to the Pooling Agreement, dated June 7, 1996, by The First National
Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated June 16,1997. The Monthly
Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due May 15, 2021.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date June 16, 1997.

                            Principal         Interest    Ending Balance

       Cede & Co.     $ 3,626,537.26        $1,032,690.59    $193,702,875.35

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE


Item 7.   Monthly Statements and Exhibits

          Exhibit No.

               1.  Monthly Statement to Certificateholders dated June 16, 1997


    Lehman ABS Corporation      Date of Report:             6/24/97
   Banc One Home Equity Loan Trust 1996-A   Time of Report:  2:17 PM
   P & S Agreement Date:       June 7, 1996
   Original Settlement Date:   June 27, 1996
   Series Number of Certificates:
Original Collateral Sale Balance   $236,909,705.69


Statement to Certificateholders (Page 1 of 2)


              Distribution Date:                        6/16/97

                     INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

              A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


            Investor Certificate Interest Distributed        4.447974
     Investor Certificate Interest Shortfall Distributed     0.000000
       Remaining Unpaid Investor Certificate Interest Shortfall  0.000000

       Managed Amortization Period ? (Yes=1; No=0)                    1
        Investors Certificate Principal Distributed             15.620113
          Principal Distribution Amount                         15.620113
            Maximum Principal Payment                          27.416926
            Alternative Principal Payment                      15.620113
            Principal Collections less Additional Balances     15.620113
           Investor Loss Amount Distributed to Investors         0.000000
           Accelerated Principal Distribution Amount             0.000000
            Credit Enhancement Draw Amount                        0.00

         Total Amount Distributed to Certificateholders (P & I)
            20.068087

   B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


                     Beginning Investor Certificate Balance    197,329,412.61
                     Ending Investor Certificate Balance       193,702,875.35
                     Beginning Invested Amount                 198,513,961.14
                     Ending Invested Amount                    194,887,423.88
    Investor Certificateholder Floating Allocation Percentage
                     97.6688%
                     Pool Factor                               0.8343112
                     Liquidation Loss Amount for Liquidated Loans 0.00
                     Unreimbursed Liquidation Loss Amount         0.00

              C.     POOL INFORMATION

                     Beginning Pool Balance                    203,252,155.25
                     Ending Pool Balance                       199,625,617.99
                     Servicing Fee                             110,094.92

              D.     INVESTOR CERTIFICATE RATE

                     Investor Certificate Rate                        5.887500%
                     LIBOR Rate                                       5.687500%
                     Maximum Rate                                     8.917151%

              E.     DELINQUENCY & REO STATUS

                     Delinquent 30-59 days
                         No. of Accounts                              80
                        Trust Balances                        3,289,556.16
                     Delinquent 60-89 days
                         No. of Accounts                              13
                        Trust Balances                           458,096.64
                     Delinquent 90+ days
                         No. of Accounts                              31
                        Trust Balances                         1,081,311.07
                     Delinquent 9+ Months
                         No. of Accounts                              1
                        Trust Balances                                20,293
                     REO
                         No. of Accounts                              0
                        Trust Balances                                0.00


   Statement to Certificateholders (Page 2 of 2)


              Distribution Date:                                      6/16/97

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 10th day of June, 1997


                     "       Bank One, NA"
                            as Servicer

             _______________________________________


                 John Jaeger
                 Assistant Vice President


















                     Distribution List:

          Barbara Grosse - First National Bank of Chicago

         Aadit Seshasayee - Lehman Brothers

SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          BANC ONE HOME EQUITY LOAN TRUST 1996-A



                                     By  _______________________________________

                                      Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: June 30, 1997